UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2009

CHINO COMMERCIAL BANCORP (Exact name of registrant as specified in its charter)

CA	000-52098	20-4797048
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

14345 Pipeline Avenue
Chino, California		91710
Address of Principal Executive Offices		Zip Code

(909) 393-8880 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 6, 2009 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1.

Press release dated March 6, 2009

FOR IMMEDIATE RELEASE

Date:	March 6, 2009
Contact:	Dann H. Bowman
Title:	President and Chief Executive Officer
Phone:	(909) 393-8880
OTCBB Symbol:	CCBC

CHINO COMMERCIAL BANCORP ANNOUNCES RESIGNATION OF DIRECTOR

CHINO, CA –

Dann H. Bowman, President & CEO of Chino Commercial Bancorp and its wholly-owned subsidiary, Chino Commercial Bank, N.A., today announced that the Board of Directors of Chino Commercial Bancorp has accepted the resignation of Pollyana Franks from the Board of Directors, effective February 19, 2009. Pollyana’s resignation is pursuant to her relocation to another state. The Board expressed it appreciation for Polly’s many years of service to the company, and wish her well.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 6, 2009

By: /s/ Dann H. Bowman Dann H. Bowman President and Chief Executive Officer (Officer authorized to sign on behalf of registrant)